CONCENTRATIONS OF CREDIT RISK AND MAJOR CUSTOMERS	12 Months Ended
Dec. 31, 2025
Concentration Risks, Types, No Concentration Percentage [Abstract]
CONCENTRATIONS OF CREDIT RISK AND MAJOR CUSTOMERS

Note 16 - CONCENTRATIONS OF CREDIT RISK AND MAJOR CUSTOMERS

Credit Risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and trade accounts receivable. The Company place cash with high credit quality financial institutions in Singapore, Hongkong and China.

As of December 31, 2025 and 2024, the Company had $787 and $128,093 of cash balance held in China banks, respectively. China banks protect consumers against loss if their bank or thrift institution fails, and each of the Company’s bank accounts are insured up to RMB500,000 (approximately $71,136). As a result, cash held in China financial institutions of nil and $30,578 were not insured as of December 31, 2025 and 2024, respectively. The Company have not experienced any losses in such accounts through December 31, 2025.

As of December 31, 2025 and 2024, the Company had $96,178 and $1,042,371 of cash balance held in Hongkong banks, respectively. The Hong Kong Deposit Protection Scheme insures eligible deposits up to HK$800,000 (approximately $102,802) per depositor per bank. As a result, cash held in Hongkong financial institutions of nil and $909,606 were not insured as of December 31, 2025 and 2024, respectively. The Company have not experienced any losses in such accounts through December 31,2025.

As of December 31, 2025 and 2024, the Company held cash balances of $228,373 and nil, respectively, deposited in Singapore banks. The Singapore Deposit Insurance Scheme provides coverage for eligible deposits, up to a maximum of SGD100,000 (approximately $77,660) per depositor per bank. Consequently, as of December 31, 2025 and 2024, cash balances held by the Company at financial institutions in Singapore which were not covered are $150,713 and nil, respectively. The Company have not experienced any losses in such accounts through December 31, 2025.

The Company’s cash position by geographic area was as follows:

	December 31,		December 31,
	2025		2024
Country:
Singapore	$228,373	70.2%	$228,448	19.5%
Hong Kong	96,178	29.6%	936,264	80.0%
China (Mainland)	787	0.2%	5,752	0.5%
Total cash and cash equivalents	$325,338	100.0%	$1,170,464	100.0%

Almost all of the Company’s sales are credit sales which are primarily to customers whose ability to pay is dependent upon the industry economics prevailing in these areas; however, the Company believes that the concentration of credit risk with respect to trade accounts receivable is limited due to generally short payment terms. The Company also perform ongoing credit evaluations of customers to help further reduce potential credit risk.

Customer

For the year ended December 31, 2025, five customers accounted for 19%, 18%, 16%, 15% and 14% of the Company’s revenues, respectively. For the year ended December 31, 2024, three customers accounted for 64%, 21%, 12% of the Company’s revenues, respectively. For the year ended December 31, 2023, three customers accounted for 53%, 19% and 13% of the Company’s revenues, respectively.

Supplier

For the year ended December 31, 2025, one supplier accounted for 99% of the Company’s cost of revenues, respectively. For the year ended December 31, 2024, two suppliers accounted for 75% and 25% of the Company’s total cost of revenues. For the year ended December 31, 2023, four suppliers accounted for 29%, 26%, 24% and 10% of the Company’s total cost of revenues, respectively.